UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 4, 2021

MKS Instruments, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts	01810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 978-645-5500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MKSI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

PRELIMINARY NOTE

As previously disclosed in the Current Report on Form 8-K filed on July 1, 2021 by MKS Instruments, Inc., a Massachusetts corporation (the “Company” or “MKS”), on July 1, 2021, the Company entered into a definitive agreement (the “Implementation Agreement”) with Atotech Limited, a Bailiwick of Jersey company (“Atotech”), providing for, subject to the terms and conditions of the Implementation Agreement, the acquisition (the “Acquisition”) of Atotech by the Company, which is expected to be implemented by means of a scheme of arrangement under the laws of Jersey. This Current Report on Form 8-K is being filed in connection with the proposed syndication of a $5.28 billion term loan credit facility (with a portion thereof to be denominated in Euro) and a $500 million asset-based revolving credit facility expected to be entered into by the Company in connection with the Acquisition (collectively, the “Credit Facilities”).

Item 2.02	Results of Operations and Financial Condition.

The Company reaffirms, as of the date hereof, its guidance for the third quarter of 2021, as provided in the Company’s press release dated July 28, 2021, on the Company’s earnings call held July 29, 2021, and in the presentation slides used in connection therewith.

Item 7.01	Regulation FD Disclosure.

On October 4, 2021, the Company will provide certain financial and other information, including the information attached as Exhibit 99.1 to this Current Report on Form 8-K, to prospective lenders (the “Lenders”) under the Credit Facilities.

The information contained in Exhibit 99.1 constitutes only a portion of the materials being made available to the Lenders and is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company disclaims any intention or obligation to update or revise any such information as a result of developments occurring after the date of this Current Report on Form 8-K, except as required by law. The information contained in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, does not constitute an offer to sell, or the solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Except as otherwise indicated, all financial information of MKS contained in Exhibit 99.1 has been reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and all financial information of Atotech contained in Exhibit 99.1 has been reported in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board.

The pro forma combined financial information contained in Exhibit 99.1 has not been prepared in accordance with Article 11 of Regulation S-X but rather represents a combination of MKS’ results with the results of Atotech and Photon Control. Except as otherwise stated in Exhibit 99.1, Atotech financial information has not been reconciled (a) from IFRS to GAAP in accordance with Regulation S-X or (b) to the accounting policies followed by MKS. Pro forma combined financial information pursuant to Article 11 of Regulation S-X and pro forma combined financial information prepared using Atotech’s financial information reconciled to GAAP could differ materially from the combined information presented in Exhibit 99.1.

The information contained in Exhibit 99.1 also includes MKS and Atotech financial measures that are not in accordance with GAAP (“Non-GAAP financial measures”) and Atotech financial measures that are not in accordance with IFRS (“Non-IFRS financial measures”), including, without limitation, Adjusted EBITDA, Adjusted EBITDA margin, free cash flow, Non-GAAP adjusted gross profit, Non-GAAP gross margin, Non-GAAP operating margin, free cash flow before debt service, Non-GAAP operating expenses, Non-GAAP operating income, Non-GAAP net interest expense, Non-GAAP tax rate, Non-GAAP net earnings and Non-GAAP net earnings per diluted share. These Non-GAAP financial measures and Non-IFRS financial measures should be viewed in addition to, and not as a substitute for, MKS’ and Atotech’s reported GAAP and IFRS results, and may be different from Non-GAAP financial measures and Non-IFRS financial measures used by other companies. MKS management believes the presentation of these Non-GAAP financial measures and Non-IFRS financial measures is useful for comparing prior periods and analyzing ongoing business trends and operating results of both MKS and Atotech. In addition, certain Non-IFRS measures of Atotech and pro forma Non-GAAP measures of the combined company are presented with certain adjustments to align with GAAP and MKS financial reporting. Please see the Appendix at the end of Exhibit 99.1 for reconciliations of MKS’ Non-GAAP financial measures, Atotech’s Non-IFRS financial measures to the comparable GAAP and IFRS financial measures and such other adjustments.

MKS is not providing a quantitative reconciliation of (1) forward-looking Non-GAAP or Non-IFRS net earnings to GAAP and IFRS net income, as applicable, (2) forward-looking Adjusted EBITDA to GAAP or IFRS net income, as applicable, (3) forward-looking Non-GAAP adjusted gross profit, gross margin and operating margin to GAAP gross profit, gross margin or operating margin, as applicable, (4) forward-looking free cash flow and unlevered free cash flow to operating cash flow, or (5) forward-looking Non-GAAP operating expenses, Non-GAAP operating income, Non-GAAP net interest expense, Non-GAAP tax rate, Non-GAAP net earnings per diluted share and Adjusted EBITDA Margin to the most directly comparable GAAP financial measures, as applicable, in each case because it is unable to estimate with reasonable certainty the ultimate timing or amount of certain significant items without unreasonable efforts. These items may include, but are not limited to, acquisition and integration costs, acquisition inventory step-up, amortization of intangible assets, amortization of the step-up of inventory to fair value, net interest expense, depreciation expense, restructuring and other expense, asset impairment, and the income tax effect of these items. All of these items are uncertain, depend on various factors, including, but not limited to, our pending acquisition of Atotech and our recently completed acquisition of Photon Control, and could have a material impact on GAAP and IFRS, as applicable, reported results for the relevant period.

The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Presentation slides provided on October 4, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and Exhibit 99.1 contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding the Acquisition, the expected timetable for completing the Acquisition, future financial and operating results and metrics for the combined company, including to reflect MKS’ acquisition of Photon Control Inc. (“Photon Control”), which MKS acquired in July 2021, benefits and synergies of the Acquisition, future opportunities for the combined company and other future expectations, beliefs, goals, plans or prospects. These statements are only predictions based on current assumptions and expectations. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should be considered to be forward-looking statements. Actual events or results may differ materially from those in the forward-looking statements set forth in this Current Report on Form 8-K and Exhibit 99.1. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are: manufacturing and sourcing risks, including supply chain disruptions and component shortages; the ability of MKS to complete the Acquisition; the risk that the conditions to the closing of the Acquisition, including receipt of required regulatory approvals and approval of Atotech shareholders, are not satisfied in a timely manner or at all; the terms and availability of financing for the Acquisition, including the Credit Facilities; the substantial indebtedness MKS expects to incur in connection with the Acquisition and the need to generate sufficient cash flows to service and repay such debt; MKS’ entry into Atotech’s chemicals technology business, in which MKS does not have experience and which may expose it to significant additional liabilities; risk of litigation relating to the Acquisition; the risk that disruption from the Acquisition materially and adversely affects the respective businesses and operations of MKS and Atotech; restrictions during the pendency of the Acquisition that impact MKS’ or Atotech’s ability to pursue certain business opportunities or other strategic transactions; the ability of MKS to realize the anticipated synergies, cost savings and other benefits of the Acquisition, including the risk that the anticipated benefits from the Acquisition may not be realized within the expected time period or at all; competition from larger or more established companies in MKS’ and Atotech’s respective markets; the ability of MKS to successfully grow its business and the businesses of Atotech, Photon Control and Electro Scientific Industries, Inc., which MKS acquired in February 2019; potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Acquisition; the ability of MKS to retain and hire key employees; legislative, regulatory and economic developments, including changing conditions affecting the markets in which MKS and Atotech operate generally as well as fluctuations in capital spending in the semiconductor industry and other advanced manufacturing markets, and fluctuations in sales to MKS’ and Atotech’s existing and prospective customers; the ability to anticipate and meet customer demand, the challenges, risks and costs involved with integrating the operations of the companies MKS has acquired; the impact of the COVID-19 pandemic and related private and public measures on MKS’ and Atotech’s businesses; potential fluctuations in quarterly results; dependence on new product development; rapid technological and market change; acquisition strategy; volatility of stock price; international operations; financial risk management, and the other factors described in MKS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any subsequent Quarterly Reports on Form 10-Q, and Atotech’s Annual Report on Form 20-F for the fiscal year ended December 31, 2020 and any subsequent reports on Form 6-K, each as filed with the U.S. Securities and Exchange Commission. Projections, forecasts and assumptions as to future events are subject to significant uncertainties and contingencies (especially in light of impacts from COVID-19), many of which are beyond MKS’ control. In addition, MKS does not currently control the operations of Atotech, and the information underlying the assumptions and forecasts with respect thereto is consequently more limited. As a result, no assurance can be given that any calculations, projections, or forecasts will be realized. Actual results during the periods covered by the projections and calculations that follow may differ significantly from the forecasted results and such differences may be material. MKS is under no obligation to, and expressly disclaims any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

	By:	/s/ Kathleen F. Burke
Date: October 4, 2021	Name:	Kathleen F. Burke
	Title:	Senior Vice President, General Counsel and Secretary